INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9: INCOME TAXES

The following table summarizes the significant differences between the U.S. Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the years ended December 31, 2020 and 2019:

	2020	2019
Federal income taxes at statutory rate	21.00%	21.00%
State income taxes at statutory rate	6.90%	6.78%
Section 382 limitation	0.00%	(0.00)%
Permanent differences	0.00%	0.00%
Change in valuation allowance	(28.02)%	(28.06)%
Totals	(0.12)%	(0.28)%

The following is a summary of the net deferred tax asset (liability) as of December 31, 2020 and 2019:

	As of December 31, 2020	As of December 31, 2019
Deferred tax assets (liabilities):
Net operating losses	$277,704	$79,005
Other expense	-	-
Total deferred tax assets (liabilities)	277,704	79,005
Less: Valuation allowance	(277,704)	(79,005)

Net deferred tax assets (liabilities)	$-	$-

Section 382 of the Internal Revenue Code provides an annual limitation on the amount of federal NOLs and tax credits that may be used in the event of an ownership change. During 2020, the Company wrote off all of the net operating losses due to an ownership change. The Company had a net operating loss carryforward totaling approximately $992,381 at December 31, 2020.

The Company classifies accrued interest and penalties, if any, for unrecognized tax benefits as part of income tax expense. The Company did not accrue any penalties or interest as of December 31, 2020 and 2019.

The provision (benefit) for income taxes for the year ended December 31, 2020 and 2019 is as follows and represents minimum state taxes:

Current	$800	$800
Deferred	-	-

Total	$800	$800